UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 2019

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 1.01          Entry into a Material Definitive Agreement.
Bond Offering
On September 24, 2019, Spectrum Brands, Inc. (the “Company”), a wholly owned subsidiary of SB/RH Holdings, LLC (“SB/RH Holdings”) which is a wholly owned subsidiary of Spectrum Brands Holdings, Inc. (“SBH” and, together with its consolidated subsidiaries, “Spectrum Brands,” “we,” “us” or “our”) completed its offering (the “Offering”) of an aggregate principal amount of $300 million of its 5.000% Senior Notes due 2029 (the “5.000% Notes”) and entered into the indenture governing the 5.000% Notes (the “2029 Indenture”), among the Company, the guarantors named therein and US Bank National Association, as trustee.
The Notes offered in the Offering will not be registered under the Securities Act of 1933, as amended, and may not and will not be offered or sold in the United States absent such registration or an exemption from the registration requirements of such Act. This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful.
Certain terms and conditions of the Notes are as follows:
Maturity. The Notes mature on October 1, 2029.
Interest. The Notes accrue interest at a rate of 5.000% per year. Interest on the Notes is paid semi-annually on each April 1 and October 1, commencing on April 1, 2020.
Issue Price. The issue price of the Notes is 100.000% of par.
Ranking. The Notes and the guarantees are senior unsecured obligations of the Company and the guarantors and rank equally in right of payment with all of the Company’s and the guarantors’ existing and future senior indebtedness and rank senior in right of payment to all of the Company’s and the guarantors’ future indebtedness that expressly provides for its subordination to the Notes and the guarantees. However, the Notes are effectively subordinated to any of the Company’s secured indebtedness, including all indebtedness under the Company’s secured credit facilities, to the extent of the value of the assets securing such indebtedness. In addition, the Notes are structurally subordinated to all indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the Notes.
Guarantees. The Notes are unconditionally, jointly and severally guaranteed, on a senior unsecured basis, by SB/RH Holdings, the Company’s direct parent, and all of the Company’s domestic subsidiaries that guarantee indebtedness under the Company’s credit facilities (including the Company’s secured credit facilities) or any of the Company’s existing notes.
Optional Redemption. On or after October 1, 2024, the Company may redeem some or all of the Notes at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest. In addition, prior to October 1, 2024, the Company may redeem the Notes at a redemption price equal to 100% of the principal amount plus a “make-whole” premium. Before October 1, 2022, the Company may redeem up to 35% of the Notes, including additional notes, with an amount of cash equal to the net proceeds of equity offerings at a price equal to 105.000% of the principal amount plus accrued and unpaid interest, provided that at least 65% of the aggregate principal amount of the Notes remains outstanding after the redemption.
Change of Control. If a change of control occurs, each holder of Notes may require the Company to repurchase all or a portion of its Notes for cash at a price equal to 101% of the aggregate principal amount of such Notes, plus any accrued and unpaid interest to the date of repurchase.
Certain Covenants. The 2029 Indenture governing the Notes contains covenants limiting, among other things, the ability of the Company and its direct and indirect restricted subsidiaries to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of capital stock; purchase or redeem capital stock; make investments or certain other restricted payments; sell assets; issue or sell stock of restricted subsidiaries; enter into transactions with affiliates; or effect a consolidation or merger. These covenants are subject to a number of important exceptions and qualifications.
Events of Default. The 2029 Indenture contains customary events of default which could, subject to certain conditions, cause the Notes to become immediately due and payable, including, but not limited to, the failure to make premium or interest payments; failure by the Company to accept and pay for Notes tendered when and as required by the change of control and asset sale provisions of the 2029 Indenture; failure to comply with the merger covenant in the 2029 Indenture; failure to comply with certain agreements in the 2029 Indenture following notice by the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding; a default under any mortgage, indenture or instrument caused by a failure to pay any indebtedness at final maturity after the expiration of any applicable grace period or that results in the acceleration of any indebtedness prior to its express maturity, if the amount of such indebtedness aggregates $75 million or more; failure to pay final judgments entered by a court or courts of competent jurisdiction aggregating $75 million or more (excluding amounts covered by insurance), which judgments are not paid, discharged or stayed, for a period of 60 days; and certain events of bankruptcy or insolvency.
This summary does not purport to be complete and is qualified in its entirety by reference to the form of the Notes and the 2029 Indenture, which are filed as Exhibit 4.1 hereto and are incorporated herein by reference. Interested parties should read these documents in their entirety.
Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 5.07          Submission of Matters to a Vote of Security Holders.
On September 24, 2019, the Company received the requisite noteholder consents to enter into a supplemental indenture (the “Existing 2022 Notes Supplemental Indenture”) with the trustee for the Company’s 6.625% Senior Notes due 2022 (the “2022 Notes”) providing for a proposed amendment to the indenture governing the 2022 Notes (as amended, supplemented or otherwise modified from time to time, the “Existing 2022 Notes Indenture”).
Pursuant to a consent solicitation dated September 10, 2019, the Company solicited (such solicitation, the “Consent Solicitation”) the required consents of the holders of the 2022 Notes for the proposed amendments (the “Proposed Amendments”) in accordance with the procedures prescribed by the Existing 2022 Notes Indenture. Pursuant to the Existing 2022 Notes Indenture, the written consent of holders of at least a majority in aggregate principal amount of the outstanding 2022 Notes was required to adopt the Proposed Amendments. The noteholder consents for the Proposed Amendments were obtained prior to the expiration of the Consent Solicitation (5:00p.m., New York City Time on September 23, 2019). Accordingly, upon the Company’s obtaining the noteholder consents for the Proposed Amendments, such noteholder consents became irrevocable in accordance with the terms of the Consent Solicitation. The Company had a total of $285,000,000 aggregate principal amount of 2022 Notes outstanding. The noteholders representing $167,574,000 in aggregate principal amount of 2022 Notes that responded to the Consent Solicitation each consented to the proposed amendments.
The Proposed Amendments eliminate substantially all of the restrictive covenants and certain events of default from the Existing 2022 Notes Indenture. The Proposed Amendments became effective upon the execution of the Existing 2022 Notes Supplemental Indenture, dated September 24, 2019, by and among the Company, the trustee and the guarantors party thereto.
Item 8.01          Other Events.
On September 24, 2019, we issued a press release announcing the early tender and consent results for our previously announced tender offer to purchase for cash by the Company any and all of the outstanding 2022 Notes and solicitation of consents to amend the indenture governing the 2022 Notes.  As of the consent solicitation expiration time, the Company had received tenders and consents for $167,574,000 aggregate principal amount of the 2022 Notes, all of which were accepted by the Company for purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K and other oral and written statements by representatives of the Company regarding matters such as the Company’s expectations regarding the terms of the Notes, the Tender Offer and Consent Solicitation and the achievement of the expected benefits of any such transactions (including expected sales, adjusted EBITDA, debt reduction and leverage, and other measures of financial performance), may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially as a result of (1) the impact of our indebtedness on our business, financial condition and results of operations; (2) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (3) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (4) the impact of actions taken by significant stockholders; (5) the impact of fluctuations in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (6) interest rate and exchange rate fluctuations; (7) the loss of significant reduction in, or dependence upon, sales to any significant retail customer(s); (8) competitive promotional activity or spending by competitors, or price reductions by competitors; (9) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (10) the effects of general economic conditions, including inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or changes in trade, tariff, monetary or fiscal policies in the countries where we do business; (11) changes in consumer spending preferences and demand for our products; (12) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (13) our ability to successfully implement, achieve and sustain manufacturing and distribution cost efficiencies and productivity improvements, and fully realize anticipated cost savings; (14) the seasonal nature of sales of certain of our products; (15) the effects of climate change and unusual weather activity; (16) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (17) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (18) the impact of pending or threatened litigation; (19) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data; (20) changes in accounting policies applicable to our business; (21) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (22) government regulations; (23) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (24) our inability to successfully integrate and operate new acquisitions at the level of financial performance anticipated; (25) the unanticipated loss of key members of senior management; (26) the effects of political or economic conditions, terrorist attacks, acts of war or other unrest in international markets; (27) the transition to a new chief executive officer and such officer’s ability to determine and implement changes at the Company to improve the Company’s business and financial performance; and (28) the other risk factors set forth in the securities filings of the Company, including Exhibit 99.3 to this Report and the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q followed thereafter.

Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market. Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this release. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01          Financial Statements and Exhibits.
(d)  Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.          Description

4.1	Indenture governing the Notes, dated as of September 24, 2019, among Spectrum Brands, Inc., the guarantors party thereto and US Bank National Association, as trustee.

99.1	Press Release dated September 24, 2019 related to the Tender Offer and Consent Solicitation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel & Corporate Secretary

SB/RH HOLDINGS, LLC

By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel & Corporate Secretary

Dated:  September 24, 2019